UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 12, 2026
(Earliest Event Date requiring this Report: January 9, 2026)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 1.01 Entry into a Material Definitive Agreement. Working Capital Unsecured Promissory Note.  On January 9, 2026, Capstone Companies, Inc. (“Company”) entered into an Unsecured Promissory Note (“New Note”) evidencing a working capital loan from Coppermine Ventures, LLC, a private Maryland limited liability company based in Baltimore County, Maryland, (“Coppermine”). The New Note replaces the Amended and Revised Unsecured Promissory Note, dated January 25, 2025, evidencing a working capital loan from Coppermine to the Company (“Former Note”). The principal amount of the New Note is Five Hundred Fifty Eight Thousand and One Hundred Ninety One Dollars and No Cents ($558,191.00) (“Principal”), which consists of (1) Seventy Three Thousand One Hundred Ninety One Dollars and No Cents ($73,191.00) to be loaned to the Company in the first calendar quarter of 2026 in three installments and (2) Four Hundred Eighty Five Thousand Dollars and No Cents ($485,000.00) previously loaned to the Company under the Former Note to the Company. The Former Note replaced and assumed money loaned by Coppermine to the Company under an Unsecured Promissory Note, dated October 2024.

The interest rate under the New Note is seven percent (7%) simple annual interest. Principal and accrued interest are due in a single lump sum payment due on December 31, 2026 (“Maturity Date”). The Company may unilaterally extend the Maturity Date to March 1, 2027. The New Note is not secured by collateral or any other secured interest and does not provide for any conversion of debt to equity securities.

The Company and Coppermine entered into the New Note to provide projected funding needed by the Company to pay for essential corporate maintenance expenses due in the first calendar quarter of 2026. The estimated essential corporate maintenance expenses are detailed in the New Note.

The above summary of the New Note does not disclose all the terms and conditions of the New Note, and the above summary is qualified in its entirety by reference to the New Note, which is filed as Exhibit 10.1 to this Form 8-K.

Accounting Services Consulting Agreement. On January 12, 2026, the Company signed a letter agreement engaging Eschenburg Perez CPA, LLC (“CPA Firm”) to provide financial, accounting and related administrative duties for the preparation and filing of the Company’s Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q (“Form 10-Q”) for fiscal year 2026, which duties include acting as liaison with Company’s public auditor and fractional chief financial officer functions. Services will be billed bi-weekly at an hourly rate of $275 for an estimated billing of $35,000 for the Form 10-K and $15,000 for each Form 10-Q filing. The engagement agreement may be terminated by either the Company or CPA Firm upon 15 days prior written notice.

Dana E. Perez is a principal of the CPA Firm and the primary provider of the services under the January 12, 2026, letter agreement.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Unsecured Promissory Note, dated January 9, 2026, issued by Capstone Companies, Inc.
10.2	Letter Agreement, dated January 12, 2026, by Capstone Companies, Inc. and Eschenburg Perez CPA, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chairman of the Board of Directors

Dated: January 12, 2026

Exhibit Number	Exhibit Description

10.1	Unsecured Promissory Note, dated January 9, 2026, issued by Capstone Companies, Inc.
10.2	Letter Agreement, dated January 12, 2026, by Capstone Companies, Inc. and Eschenburg Perez CPA, LLC